Intrepid Capital Management Funds Trust
Intrepid Capital Fund – Institutional Class (Ticker: ICMVX) and Investor Class (Ticker: ICMBX)
Intrepid Income Fund – Institutional Class (Ticker: ICMUX) and Investor Class (Not Available for Sale)
February 20, 2025

Supplement to the Statement of Additional Information dated January 31, 2025

This Supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be read in conjunction with the Statement of Additional Information.
Elimination of Redemption Fee

Effective as of March 21, 2025, the Funds’ 2.00% redemption fee will be eliminated.  Accordingly, all references to the redemption fee are deleted and the disclosure is revised as follows:
The last two paragraphs under the disclosure labelled “Redemption of Shares” starting on page 32 are hereby deleted in their entirety.  As revised the disclosure reads as follows, in its entirety:
“The Funds expect to use a variety of resources to honor requests to redeem shares of the Funds, including available cash; short-term investments; interest, dividend income and other monies earned on portfolio investments; the proceeds from the sale or maturity of portfolio holdings; and various other techniques. As of the date of this SAI, the Funds also have available to them an uncommitted line of credit that they may draw on to manage their liquidity needs.
If the Board shall determine that it is in the best interest of the shareholders of a Fund, and subject to such Fund’s compliance with applicable regulations, each Fund has reserved the right to pay the redemption prices of shares redeemed, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund’s portfolio. The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares redeemed. If a holder of Fund shares receives a distribution in-kind, the holder of Fund shares would incur brokerage charge when subsequently converting the securities to cash. For U.S. federal income tax purposes, redemptions in-kind are taxed in the same manner as redemptions made in cash. In addition, sales of in-kind securities may generate taxable gains.
The Funds have made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during any period of 90 days, up to the lesser of $250,000 or 1% of the net assets of the Fund.
A shareholder’s right to redeem shares of the Funds will be suspended and the right to payment postponed for more than seven days for any period during which the NYSE is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (i) trading on the NYSE is restricted pursuant to rules and regulations of the SEC; (ii) the SEC has by order permitted such suspension; or (iii) such emergency, as defined by rules and regulations of the SEC, exists as a result of which it is not reasonably practicable for a Fund to dispose of its securities or fairly to determine the value of its net assets.”
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The date of this Supplement is February 20, 2025.

Please retain this Supplement for future reference.